                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                JANUARY 19, 2000


                                 FDX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                        COMMISSION FILE NUMBER 333-39483


           DELAWARE                                           62-1721435
  (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)

942 SOUTH SHADY GROVE ROAD, MEMPHIS, TENNESSEE                   38120
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (901) 818-7200


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         ITEM 5.  OTHER EVENTS.

         On January 19, 2000, FDX Corporation (together with its subsidiaries, the "Company") publicly announced significant new developments in its business xcvstrategy. A copy of the press release, also dated January 19, 2000, is attached hereto as Exhibit 99.1 and incorporated by reference herein. Attached hereto as Exhibit 99.2, and incorporated by reference herein, is a plain-English explanation of the new developments in question and answer ("Q&A") format.

         Both the press release and the Q&A contain forward-looking statements and information relating to future financial performance or business expectations. The forward-looking statements are subject to a number of specific risks and uncertainties, including those identified below, which could cause actual results to differ materially from historical results or those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

         The risks and uncertainties referred to above include, but are not limited to, the complexities and costs associated with integrating certain sales, marketing and information technology functions into a new subsidiary of the Company; market acceptance of the Company's new FedEx branding strategy as well as the Company's new residential home delivery service; competitive responses to the Company's initiatives; the ability to control package yield, volume growth and costs; U.S. and international economic conditions; technology developments that impact demand for the Company's services; matching aircraft, vehicle and sort capacity additions or deletions to customer volume levels; and regulatory changes.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



       (c)      Exhibits

                Designation           Description
                -----------           -----------
                    99.1        Press Release of FDX Corporation
                                dated January 19, 2000

                    99.2        Plain-English Explanation of New
                                Developments in Question and Answer Format

               [Rest of page intentionally left blank]

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FDX CORPORATION

Date:  January 19, 2000
                                    By: /s/James S. Hudson
                                       ---------------------------
                                        James S. Hudson
                                        Corporate Vice President -
                                        Strategic Financial Planning and Control


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                             EXHIBIT INDEX



EXHIBIT                           DESCRIPTION OF EXHIBIT
-------                           ----------------------
  99.1                     Press Release of FDX Corporation dated
                           January 19, 2000

  99.2 Plain-English Explanation of New Developments in Question and Answer Format